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                                                   Filed Pursuant to Rule 497(e)
                                                       Registration No.: 2-99356

                            COLUMBIA UTILITIES FUND
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED MARCH 27, 2006

     The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into Columbia Dividend Income Fund (the "Acquiring Fund"), subject to approval by the shareholders of the Fund. If the shareholders of the Fund approve the proposal relating to the reorganization of the Fund, and the various other conditions to the closing of the reorganization are satisfied, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the third quarter of 2006. If approved at the special meeting, the reorganization is proposed to take place shortly thereafter.

     The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and become effective, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. This prospectus/proxy statement (when available) will contain important information about fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

INT-47/109653-0406                                                April 25, 2006